Borrowings (Tables)	12 Months Ended
Dec. 31, 2020
Borrowings
Schedule of borrowings

	As of December 31,
	2019	2020
	RMB	RMB

	(in thousands)
Short‑term borrowings (i)	720,000	—
Long‑term borrowings (ii)	4,890,030	—
Total	5,610,030	—
(i)	Short-term borrowings as of December 31, 2019 and 2020 amounted to RMB720 million and nil respectively, were fully guaranteed by Mr Zuo Hui. All of these bank borrowings were repayable within one year and were fully guaranteed by Mr Zuo Hui, which consisted of several bank loans denominated in RMB.
(ii)	In February 2018, the Group entered into a 35-month US$16.45 million facility agreement with a bank. The facilities were priced at 170 basis points over LIBOR. By the end of December 31, 2020, the borrowing was fully paid off in advance.